                                                                   EXHIBIT 99.11



                          PAYLESS SHOESOURCE, INC.
                            STOCK OWNERSHIP PLAN
                         (as amended April 20, 1998)


1.      PURPOSE AND EFFECT OF PLAN

        The purpose of the Plan is to provide associates, including executive officers, an opportunity to purchase Common Stock of Payless ShoeSource, Inc. (the "Company") through payroll deductions at a discount on a tax deferred basis. It is believed that this will help attract, motivate and retain highly qualified and talented associates who are important to the Company's success. The Plan is also intended to offer equity ownership in the Company to associates to encourage them to enhance the value of the Company and therefore the price of the Company's Common Stock and the shareowners' return.

        The Plan is intended to comply with Code section 423 and to be a "tax conditioned plan" within the meaning of SEC Rule 16b-3(c).

2.      SHARES RESERVED FOR THE PLAN

        There shall be reserved for issuance and purchase by Eligible Associates under the Plan an aggregate of 2,000,000 shares of Common Stock, subject to adjustment as provided in Section 16. Shares purchased for the Plan shall be purchased in the open market or in private transactions, or a combination thereof.

3.      DEFINITIONS

        Where indicated by initial capital letters, the following terms shall have the following meanings:

        ACT: The Securities Exchange Act of 1934.

        BASE COMPENSATION: The regular earnings of an Eligible Associate (before withholding or other deductions), including overtime, after any salary reduction contributions pursuant to elections under a plan subject to Code sections 125 or 401(k) and excluding bonuses and any other special payments; provided, that the Committee may expand or narrow the definition of Base Compensation from time to time so long as such definition is consistent with the requirements of Section 423 of the Code.

        BOARD: The Board of Directors of the Company.

        BUSINESS DAY: Each day on which shares of Common Stock are or could be traded on the New York Stock Exchange, or such other definition as the Committee may from time to time specify.

        CODE: The Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law. A reference to a particular section of the Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted federal revenue law.

        COMMITTEE: The committee established pursuant to Section 13 to be responsible for the general administration of the Plan.

        COMMON STOCK: The Company's common stock, $.01 par value.

        COMPANY: Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger such term shall mean Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, and any successor by merger, consolidation or otherwise.

        ELIGIBLE ASSOCIATE: Each employee, including each executive officer, of the Company and its domestic Subsidiaries who meet the eligibility requirements of Section 4.

        EMPLOYER: A Participating Company that is the employer of a Participant.

        ENROLLMENT PROCEDURE: The procedure specified from time to time by the Committee to enable an Eligible Associate to participate in the Plan and to authorize payroll deductions pursuant to Section 5.

        FAIR MARKET VALUE: The weighted average price per share paid for all shares purchased on the date in question with respect to a determination of the Purchase Price of Common Stock purchased other than from the Company by an independent trustee or purchasing agent in arms-length transactions. For all other purposes, Fair Market Value shall mean the average of the reported lowest and highest sales prices per share for the Common Stock on the New York Stock Exchange on the date in question, or, if there are no such sales on that date, the reported lowest and highest sales prices per share for the Common Stock on the New York Stock Exchange for the last Business Day prior to the date in question for which sales of the Common Stock were reported.

        INVESTMENT ACCOUNT: The account established for each Participating Associate to hold Common Stock purchased under the Plan pursuant to Section 5.

        INVESTMENT DATE: The date on which the shares of Common Stock are purchased for the Plan.

        "MERGER" means the merger of Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, with the Company, pursuant to an Agreement and Plan of Merger among the Company, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.).

        MONTH: A calendar month.

        PARENT: Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, as of an Investment Date, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        PARTICIPATING COMPANIES: The Company and its domestic Subsidiaries.

        PARTICIPANT OR PARTICIPATING ASSOCIATE: Eligible Associates who elect to participate in the Plan pursuant to Section 5.

        PAYROLL DEDUCTION ACCOUNT: The account established for a Participating Associate to hold payroll deductions pursuant to Section 5.

        PLAN: The "Payless ShoeSource, Inc. Stock Ownership Plan," as set forth herein and as amended from time to time.

        PURCHASE PRICE: The price for each whole and fractional share of Common Stock, including those purchased by dividend reinvestment, which shall be 85% of the Fair Market Value of such whole or fractional share on the Investment Date; provided, however, the Committee may change such purchase price so long as the purchase price is not lower than the lesser of (i) 85% of the Fair Market Value of the Common Stock on the first day of the applicable purchase period, and (ii) 85% of the Fair Market Value of the Common Stock on the Investment Date.

        PURCHASE PERIOD: That period specified by the Committee during which payroll deductions shall be accumulated for the purchase of Common Stock under the Plan; provided, that such period shall not have a duration that exceeds the limitations provided in Section 423(b)(7) of the Code.

        RULE 16B-3: Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act, as now and hereafter amended.

        SUBSIDIARY OR SUBSIDIARIES: Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, as of an Investment Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        TRUSTEE: The trustee of the Plan designated by the Committee as provided in Section 13.

4.      ELIGIBLE ASSOCIATES

        Participation in the Plan shall be open to each associate of a Participating Company (including each executive officer of the Company) who has been continuously employed by one or more Participating Companies for at least one year; provided, that the Committee may establish such other or different employment requirements as it may deem appropriate so long as such other or different requirements are consistent with the provisions of Section 423 of the Code. For purposes of this section any break in service of less than thirty days shall not be deemed to constitute a discontinuance of employment, unless the Committee shall otherwise provide.

        No director of the Company or of any its Subsidiaries who is not an associate shall be eligible to participate in the Plan.

5.      ELECTION TO PARTICIPATE; METHOD OF PURCHASE; INVESTMENT
        ACCOUNTS; DIVIDENDS

        5.1 ELECTION TO PARTICIPATE. Each Eligible Associate may become a Participant effective on the first day of any Month coincident with or following the date the Participant becomes an Eligible Associate by complying with the Enrollment Procedure authorizing specified regular payroll deductions from the Participant's Base Compensation. Such regular payroll deductions shall be subject to a minimum deduction of $5.00 per weekly pay period and $10.00 per bi-weekly pay period and a maximum deduction of $25.00 per weekly pay period and $50.00 per bi-weekly pay period; provided, that the Committee may increase or decrease such minimum and maximum deductions from time to time. All regular payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name of the Participant.

        5.2 PURCHASE OF COMMON STOCK. Each Participating Associate having eligible funds in the Participant's Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased the number of shares which the eligible funds in the Participant's Payroll Deduction Account could purchase at the Purchase Price on that Investment Date. All shares purchased shall be maintained by the Trustee in separate Investment Accounts for Participating Associates. Fractional shares will be allocated to accounts under the Plan unless the Committee otherwise provides; provided that share certificates shall only be issued for whole shares. If fractional shares are not allocated to accounts under the Plan, amounts that otherwise would have been applied to the purchase of fractional shares will continue to be held for the Participant and be applied towards the purchase of shares on the last day of the next Purchase Period.

        5.3 TIMING AND MANNER OF PURCHASE. The Committee shall designate Purchase Periods during which funds shall be accumulated in Payroll Deduction Accounts for the purchase of Common Stock. Until otherwise specified the Purchase Periods shall consist of each Month in a year. The Investment Date shall occur during an interval immediately following the end of each Purchase Period having such duration as the Committee shall from time to time specify, provided that until the Committee otherwise specifies, such interval shall be the ten Business Days immediately following the end of the Purchase Period. However, nothing contained in this Plan shall authorize the Committee, the Company or any affiliate of the Company to exercise any direct or indirect control or influence over the times when, or the prices at which, the Trustee or its independent agent may purchase the Common Stock for the Plan, the amounts of the Common Stock to be purchased, the manner in which the Common Stock is to be purchased, or the selection of a broker or dealer (other than the Trustee) through which purchases may be executed; provided, that the Company, the Committee and affiliates of the Company, shall not be deemed to have such control or influence solely because the Committee revises not more than once in any three month period the basis for determining the amount of the Company's contributions to the Plan, the basis for determining the frequency of the Company's allocations to the Plan, or any formula in the Plan that determines the amount or timing of shares to be purchased by the Trustee.

        5.4 DIVIDENDS AND OTHER DISTRIBUTIONS. All cash dividends paid with respect to the whole and fractional shares of the Common Stock and shares so purchased shall be reinvested in Common Stock on the immediately following Investment Date and added to the shares held for a Participating Associate in the Participant's Investment Account. Stock dividends and stock splits received by the Plan will be credited to Participants having Common Stock allocated to their Investment Account to the extent that they are attributable to such allocated Common Stock. Property, other than shares of Common Stock or cash, received by the Trustee as a distribution with respect to Common Stock allocated to Participant Common
Stock accounts will be distributed in kind to Participants in proportion to the number of shares of Common Stock contained in their Investment Account.

        5.5 STOCK PURCHASES. The Trustee shall effect purchases of Common Stock on the open market or in private transactions. Purchases shall be made using total amounts contained in all Payroll Deduction Accounts immediately preceding the purchase. The Company will pay the difference between the Purchase Price and the price at which such shares are purchased for the Plan on or prior to the required closing date for the purchase. Expenses incurred in the purchase of shares shall also be paid by the Company.

        5.6 PAYMENT OF DEDUCTIONS TO THE TRUSTEE. Participating Companies shall pay to the Trustee or to the order of the Trustee payroll deductions made during a Month prior to the time required for the closing of purchases of Common Stock for the Plan, as directed by the Committee. Interest shall not accrue on any amount paid to the Trustee or otherwise allocated to an Investment Account pending investment in Common Stock or other distribution.

6.      CHANGE IN PARTICIPATION, WITHDRAWALS AND DISTRIBUTIONS

        6.1 PERIOD OF PARTICIPATION. After an Eligible Associate has become a Participant in the Plan, such participation will continue thereafter, so long as the Plan continues in effect, until the employment of the Participant with all Participating Companies terminates, the Participant ceases to make contributions to the Plan and makes a complete withdrawal from the Plan, or the Participant ceases to be an Eligible Associate.

        6.2 CHANGE IN PARTICIPATION. A Participant may change the amount of the Participant's payroll deductions in accordance with rules established by the Committee.

        6.3 PARTIAL WITHDRAWALS. The Trustee shall deliver whole shares allocated to a Participant's Investment Account upon written request for a partial withdrawal received in accordance with rules established by the Committee so long as the Participant's Investment Account following such delivery contains at least one share or such other amount as the Committee may from time to time require. Deliveries shall be made as soon as practicable after the request is received.

        6.4 COMPLETE WITHDRAWAL, TERMINATION OF EMPLOYMENT, DEATH. A Participant may effect a complete withdrawal from the Plan by giving notice in accordance with rules established by the Committee. A withdrawal from the

Plan shall also be deemed to occur at such time as the Participant ceases to be an Eligible Associate for any reason, including death, or upon the occurrence of such other event as may herein be specified as one which triggers a withdrawal. The Employer shall give prompt notice to the Trustee of such withdrawal. Upon any such withdrawal the Participant, or the Participant's beneficiary or estate in the case of death, shall be entitled to receive from the Trustee, as soon as practicable after the Trustee shall have completed its purchases of Common
Stock hereunder with all funds attributable to amounts received by the Trustee with respect to the part of the Purchase Period that precedes the effective date of such withdrawal: (a) the number of whole shares of Common Stock credited to the account of such Participant, (b) cash in the amount of any fractional share credited to the Participant's Investment Account and (c) any cash balance credited to such Participant's Accounts which has not been invested by the Trustee. In the case of the death of the Participant the deliveries shall be made to the beneficiary designated by the Participating Associate in a writing filed with the Company. If no beneficiary has been designated, or if the designated beneficiary does not survive the Participating Associate, such amount and all shares shall be delivered to the Participant's estate.

        6.5 PLAN RE-ENTRY; SUSPENSION DURING APPROVED LEAVE. A Participant who withdraws from the Plan and continues to otherwise be an Eligible Associate may re-enter the Plan in accordance with such rules as the Committee may establish; provided that until the Committee otherwise specifies, re-entry may be effected at any time in accordance with the Enrollment Procedure. A Participant whose contributions under the Plan shall have been temporarily discontinued shall not be considered to have withdrawn from the Plan.

7.      REGISTRATION OF SHARES

        The shares to be delivered to a Participant will be issued in such registration as shall have been specified by the Participant in accordance with procedures established by the Committee. The Committee may, in its discretion, restrict the use of any form of registration other than registration solely in the name of the Participant and may permit such other registrations as may be permitted under Section 423 of the Code and related Code sections and rules. The shares of a Participant who is a minor may, with the consent of the Committee, and upon written instructions by such associate, be registered in the name of an adult as custodian for such minor associate.

8.      REQUIRED NOTICE OF SUBSEQUENT SALE

        As a condition of participation in the Plan, each Participating Associate agrees to notify the Company if the Participant sells or otherwise disposes of any of the

Participant's shares of Common Stock within two years of the Investment Date on which such shares were purchased.

9.      STATEMENT OF ACCOUNT

        As soon as practicable after the end of each calendar quarter each Participant will receive from the Trustee or the Company a statement of the Participant's account with respect to such period, subject to the right of the Committee to prescribe the form and content of such statement and to otherwise change the frequency, coverage and delivery of such statement.

10.     EXERCISE OF VOTING AND OTHER RIGHTS

        Prior to the time when the Trustee makes delivery to the Participating Associate of the shares of Common Stock held in the Participant's Investment Account, the Trustee will exercise all voting rights pertaining to the shares of Common Stock allocated to the Investment Account of each Participant only in accordance with written directions, if any, given to the Trustee by such Participant prior to the date fixed for the exercise of such voting rights. In the absence of such direction, the Trustee shall not vote allocated shares but may vote any unallocated Common Stock in its discretion. All stock rights or offers received by the Trustee with respect to any Common Stock held by it hereunder shall be exercised by the Trustee to the extent appropriately specified in writing by Participants with respect to Common Stock allocated to the Investment Accounts of such Participants. Rights or offers relating to any unallocated Common Stock shall be exercised or otherwise disposed of by the Trustee in its discretion.

11.     DESIGNATION OF BENEFICIARY

        A Participant may file with the Company a written designation of a beneficiary with respect to the assets in the accounts of the Participant in the event of the Participant's death, provided that no such designation shall be effective unless so filed prior to the death of the Participant. The written designation of a beneficiary filed with the Company may be changed or revoked by the sole action of the Participant unless such action is precluded by statute. If upon the death of a Participant there is doubt as to the right of any beneficiary to receive any amount, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to distribute such amount into any court of appropriate jurisdiction, in either of which events neither the Trustee nor the Committee nor any Employer shall be under any further liability to anyone with respect to such amount.

12.     SALE OF SHARES

        A Participating Associate shall have the right to direct the Trustee to sell shares in the Participant's Investment Account in lieu of a withdrawal or distribution of the shares in kind; provided that the Committee may adopt rules regulating such elections, the timing of such sales, and requirements that sales be aggregated with other sales. The Committee may also choose to completely or temporarily suspend or terminate such rights. Upon any permitted direction to sell, the Trustee will sell all shares allocated to the Investment Account that are covered by the direction together with any fractional interest that may be aggregated with other fractional interests into a whole share, and remit the proceeds of such sale, less brokerage commissions and other selling expenses to the Participant or other permitted distributee. The Trustee may, consistent with applicable securities laws, sell the shares in private transactions, in the open market, or to the Company. If so directed the Trustee shall sell the shares to the Company. Any sale of shares to the Company shall be effected at Fair Market Value on the date of purchase.

13.     ADMINISTRATION OF THE PLAN

        13.1 THE COMMITTEE. The Plan shall be administered by the Committee, which shall consist of not less than two members appointed by the Board. Committee members shall be directors, officers or salaried employees of the Company. The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

        13.2 THE TRUSTEE. The Committee will designate one or more individuals, a bank, trust company or investment firm having trust powers to act as trustee under the Plan (the "Trustee"), with the right in the Committee to change such designation in its discretion. The Trustee will hold all funds received by it under the Plan and, until delivery thereof to the Participants hereunder, all shares of Common Stock acquired by the Trustee under the Plan. The Trustee may rely on all orders, requests, and instructions with respect to the Plan given in writing and signed by any person authorized by the Committee or the Company's Board of Directors, and the Trustee shall not be liable to any person for any action taken in accordance therewith. The Trustee or such other agent as the Trustee may appoint to effect purchases under the Plan shall be an "agent independent of the issuer" within the meaning of Regulation M of the Securities and Exchange Commission, as amended.

        13.3 AUTHORITY OF THE COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions (including directing the Trustee as to the acquisition of shares) necessary to implement the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. All of such determinations shall be final and binding upon all persons. A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. To the extent that the Committee exercises discretionary authority with respect to the establishment and modification of rules, regulations and guidelines for the administration of the Plan, such rules and rule changes shall be made to apply uniformly to all Participants, consistent with the requirements of Section 423 of the Code.

14.     LIMITATION ON PURCHASES

        No Participating Associate may purchase during any one calendar year under the Plan (or under any other plan of the Company, a Parent or Subsidiary qualified under Code section 423) shares of Common Stock having an aggregate Fair Market Value (determined by reference to the Fair Market Value on each Investment Date) in excess of the limitations of Code section 423(b)(8).

        A Participating Associate's Payroll Deduction Account may not be used to purchase Common Stock on any Investment Date to the extent that after such purchase the Participating Associate would own (or be considered as owning within the meaning of Code section 424(d)) stock possessing 5 percent or more of the total combined voting power of the Company or its Parent or Subsidiary. For this purpose, Common Stock which the Participating Associate may purchase under any outstanding rights to purchase shall be treated as owned by such Participating Associate. As of the first Investment Date on which this paragraph limits a Participating Associate's ability to purchase Common Stock, the associate shall cease to be an Eligible Associate.

15.     RIGHTS NOT TRANSFERABLE

        Rights under the Plan are not transferable by a Participating Associate otherwise than by will or the laws of descent and distribution, and are exercisable, during the Associate's lifetime, only by the Associate.

16.     CHANGE IN CAPITAL STRUCTURE

        In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of Common Stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities which may be delivered under the Plan, the selling price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

        If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.

        Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

17.     AMENDMENT OF THE PLAN

        The Board of Directors may at any time, or from time to time, amend the Plan in any respect; provided, however, that the shareholders of the Company must approve any amendment that would (i) increase the number of securities that may be issued under the Plan, or (ii) modify the requirements as to eligibility for participation in the Plan.

18.     TERMINATION OF THE PLAN

        The Plan and all rights of associates hereunder shall terminate:

             a. on the Investment Date that Participating Associates become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase; or

             b.   at any date at the discretion of the Board of Directors.

        In the event that the Plan terminates under circumstances described in
(a) above, reserved shares remaining as of the termination date shall be issued to Participating Associates on a pro rata basis. Upon termination of the Plan, all amounts in an associate's Payroll Deduction Account that are not used to purchase Common Stock will be refunded.

19.     EFFECTIVE DATE OF PLAN

        The Plan was approved by the Board of Directors on March 20, 1997, and shall become effective on August 1, 1997, subject to receiving shareholder approval.

20.     GOVERNMENT AND OTHER REGULATIONS

        The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.

21.     INDEMNIFICATION AND LIABILITY OF COMMITTEE AND TRUSTEE

        The Committee and all persons employed by each Participating Company who are engaged in administering the Plan shall be entitled to rely upon all valuations, certificates and reports furnished by the Trustee or by any accountant or actuary selected by the Committee and upon all opinions given by any legal counsel selected by the Committee. The members of the Committee, the Trustee, each Participating Company, and all persons employed by each Participating Company and the Trustee who are engaged in administering the Plan
(a) shall be fully protected with respect to any action taken by them in good faith and all actions so taken shall be conclusive and binding upon all persons having or claiming to have any interest under the Plan; and (b) shall not be personally liable by reason of any instrument made or executed by them or on their behalf or in the course of administering the Plan or for any mistake of judgment made by them or any other person, or for any neglect, omission or wrongdoing of any other person or for any loss to the Plan unless resulting from their own willful misconduct. No member of the Committee shall have any liability to any person for any action or omission except each for his own individual willful misconduct.

        Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its Articles of Incorporation and Bylaws.

        In addition to the foregoing, each member of the Committee, the Trustee, and each director and officer of each Participating Company shall be indemnified by the Company against all expenses (including costs and attorneys fees) actually and necessarily incurred or paid by such person in connection with the defense of any action, suit or proceeding in any way relating to or arising from the Plan to which the Participant may be made a party by reason of the party being or having been such member of the Committee, Trustee, director or officer or by reason of any action or omission or alleged action or omission by him in such capacity, and against any amount or amounts which may be paid by him (other than to the Employer) in reasonable settlement of any such action, suit or proceeding, where the Company has consented to such settlement. In cases where such action, suit or proceeding shall proceed to final adjudication, such indemnification shall not extend to matters as to which it shall be adjudged that such member of the Committee, Trustee, director or officer is liable for willful misconduct in the performance of the duties of such person as such. The right of indemnification herein provided shall not be exclusive of other rights to which any member of the Committee, Trustee, director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such member of the Committee, Trustee, director or officer and shall inure to the benefit of the heirs, executors, administrators, successor or assigns of such members of the Committee, director or officer.

22.     APPLICABLE LAW

        The place of administration of the Plan shall conclusively be deemed to be within the State of Kansas and the validity, construction, interpretation and administration of the Plan and of any rules or regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by and be determined exclusively and solely in accordance with, the laws of the State of Kansas. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced shall be governed by the laws of the State of Kansas, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.